UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2005

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date June 30, 2005, in order to file the interim financial statements and pro-forma financial information required by Item 9.01 of Form 8-K.

Item 9.01                     Financial Statements and Exhibits

(a)                    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002, are each incorporated by reference herein from Exhibit 99.1 to the Current Report on Form 8-K filed by us on June 20, 2005.

The unaudited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of May 30, 2005 and November 30, 2004, and the related unaudited statements of net sales in excess of expenses for the three and six month periods ended May 30, 2005 and 2004, are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

The above described audited and unaudited financial statements constitute less than a full set of financial statements.  Determine is neither a legal entity nor has it historically been operated as a separate business and, except for the above described financial statements, no separate financial statements for Determine have been prepared or audited.  The assets and liabilities associated with Determine are components of a significantly larger business and, as a result, separate statements of operations and separate asset and liability accounts for Determine have not historically been maintained.  Because separate statements of operations and separate asset and liability accounts have not been historically maintained, it is impracticable to prepare a full carve-out balance sheet for Determine and, alternatively, a statement of net assets sold has instead been presented.  The statements of net sales in excess of expenses for the periods indicated above reflect all costs directly involved with the revenue producing activities of Determine and exclude only costs not directly associated or objectively allocable, such as corporate overhead, interest and taxes.

(b)                   PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the six month period ended June 30, 2005, all giving pro forma effect to the Company’s acquisition of the Determine/DainaScreen assets of Abbott’s rapid diagnostic business, are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

(c)                    EXHIBITS

Exhibit Number	Description

*2.1

Asset Purchase Agreement, dated as of May 28, 2005 by and among Abbott Laboratories, Abbott Cardiovascular, Inc., Abbott Japan Co., Ltd., Inverness Medical Innovations, Inc., Inverness Medical Switzerland GmbH and Inverness Medical Japan, Ltd.

*10.1

Third Amended and Restated Credit Agreement, dated as of June 30, 2005, by and among Wampole Laboratories, LLC and Inverness Medical (UK) Holdings Limited, as Borrowers, the Other Credit Parties Signatory thereto, as Credit Parties, the Lenders Signatory thereto from time to time, as Lenders, General Electric Capital Corporation, as administrative agent, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, a co-syndication agent and a co-lead arranger, UBS Securities LLC, as a co-syndication agent and GECC Capital Markets Group, Inc., as a co-lead arranger.

**99.1

Unaudited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of May 30, 2005 and November 30, 2004, and the related unaudited statements of net sales in excess of expenses for the three and six month periods ended May 30, 2005 and 2004

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the six month period ended June 30, 2005

*	Previously filed
**	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: August 31, 2005	By:	/s/ Christopher J. Lindop
		Name:	Christopher J. Lindop
		Title:	Chief Financial Officer